Significant Accounting Policies: Long-lived Assets and Intangible Assets With Definite Lives (Policies)	12 Months Ended
Dec. 31, 2017
Policies
Long-lived Assets and Intangible Assets With Definite Lives

Long-Lived Assets and Intangible Assets with Definite Lives

Long-lived assets include property and equipment and intangible assets with definite lives. Amortization of definite-lived intangible assets is recorded on a straight-line basis over their estimated lives.

Long-lived assets are tested for recoverability whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. If the carrying amount is deemed to not be recoverable, an impairment loss is recorded as the amount by which the carrying amount of the long-lived asset exceeds its fair value.

During the period from July 7, 2017 (date of inception) through December 31, 2017, we acquired, through the issuance of 14,250,000 shares of our common stock, software from Funding Wonder, Inc., our affiliate, in connection with the development of our web hosted financial platform. The value of the acquired software was based on the historical cost of the software, which was recorded as $817,469 on the acquisition date of August 11, 2017. Additionally, we also recorded a license fee of $40,000 in connection with this transaction which is included in total acquired software cost of $857,469.

As of December 31, 2017, we performed our test for recoverability of the carrying amount of the acquired software. We believe that as of December 31, 2017, there were no events or changes in circumstances that would indicate that the carrying amount of the acquired software may not be recoverable.